77Q1(e)

1. Amended and Restated Management Agreement with American Century
Investment Management, Inc.  effective  August 1, 2009, Filed as
Exhibit 99 (d) to Post-Effective  Amendment No. 28 to  the
Registrant’s  Registration  Statement  filed  on  Form
N-1A 08/14/09, effective 11/01/09, and incorporated
herein by reference.